UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

February 13, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on February 15, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed herewith.

(b)	Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.

	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 12, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01(a)

RCC, L.P.

Financial Statements

For the years ended December 31, 2004, 2005, 2006 and one month ended

January 31, 2007(unaudited)

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To The Partners

RCC L.P.

Lakewood, Colorado

I have audited the accompanying balance sheets of RCC L.P. as of December 31, 2004, 2005, and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RCC L.P. as of December 31, 2004, 2005, and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado	Ronald R. Chadwick, P.C.
May 4, 2007	RONALD R. CHADWICK, P.C.

RCC L.P.

Balance Sheets

	December 31,			(unaudited) January 31, 2007
	2004	2005	2006
Assets
Current Assets
Cash & cash equivalents	$41,948	$45,503	$53,121	$43,308
Other receivables	475	6,127	8,254	8,323
Prepaid expenses	—	—	—	2,426
Inventories	6,515	7,012	9,787	9,482

Total Current Assets	48,938	58,642	71,162	63,538

Equipment and Leasehold Improvements
Equipment and furniture	56,874	57,845	61,164	61,164
Signs	2,879	2,879	2,879	2,879
Leasehold improvements	56,825	64,601	65,813	65,813
Less accumulated depreciation and amortization	(58,490)	(66,272)	(73,448)	(74,031)

Net equipment and leasehold improvements	58,088	59,053	56,408	55,825

Other Assets
Deposits	931	931	—	—
Accounts receivable related party	122,625	122,625	122,625	122,625

Total Other Assets	123,556	123,556	122,625	122,625

Total Assets	$230,582	$241,251	$250,195	$241,988

Liabilities and Partners’ Equity
Current Liabilities
Accounts payable—trade	$17,958	$17,449	$14,741	$3,754
Accrued expenses	32,807	27,988	26,292	28,941

Total current liabilities	50,765	45,437	41,033	32,695

Partners’ Equity	179,817	195,814	209,162	209,293

Total Liabilities and Partners' Equity	$230,582	$241,251	$250,195	$241,988

See notes to financial statements

RCC L.P.

Statement of Operations

	For the year ended December, 31			(unaudited) For the one month ended January 31, 2007
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$850,814	$777,768	$926,184	$63,151
Sales of tobacco products	1,482	1,882	1,393	198
Service revenue	522,651	538,209	559,850	40,607
Other	70,863	84,179	97,186	7,089

Total Revenue	1,445,810	1,402,037	1,584,613	111,046

Operating Expenses
Cost of goods sold	130,709	130,271	162,372	10,637
Salaries and wages	459,294	490,952	472,001	37,312
Management fee	9,486	14,837	14,441	1,889
Other general and administrative
Taxes and permits	63,047	63,426	61,536	5,314
Charge card and bank fees	7,678	7,035	8,505	767
Rent	81,182	142,656	159,412	11,396
Legal and professional	37,623	30,245	30,719	2,613
Advertising and marketing	59,342	57,966	57,860	4,030
Other	296,086	265,579	256,029	21,850
Depreciation and amortization	9,993	7,782	7,176	583

Total Operating Expenses	1,154,440	1,210,748	1,230,050	96,392

Income (loss) from operations	291,370	191,289	354,563	14,654

Other income (expenses)
Interest income	124	188	124	20

Total Other Income (Expenses)	124	188	124	20

Net income (loss)	$291,494	$191,477	$354,687	$14,674

See notes to financial statements

RCC L.P.

Statement of Partners’ Equity

For the years ended December 31, 2004, 2005, 2006 and one month ended January 31, 2007 (unaudited)

Balance, December 31, 2003	$189,837
Distribution	(301,515)
Net income	291,494

Balance, December 31, 2004	179,817
Distribution	(175,480)
Net income	191,477

Balance, December 31, 2005	195,814
Distribution	(341,339)
Net income	354,687

Balance, December 31, 2006	209,162
Distribution	(14,543)
Net income	14,674

Balance, January 31, 2007	$209,293

See notes to financial statements

RCC L.P.

Statements of Cash Flows

	For the year ended December 31,			(unaudited) For the one month ended January 31, 2007
	2004	2005	2006
Net income (loss)	$291,494	$191,477	$354,687	$14,674
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,993	7,782	7,176	583
(Increase) decrease in other receivables	(8)	(5,652)	(2,127)	(69)
(Increase) decrease in inventory	(1,248)	(496)	(2,774)	305
(Increase) decrease in prepaid expenses	—	—	—	(2,426)
Increase (decrease) in trade accounts payable	13,510	(508)	(2,709)	(10,987)
Increase (decrease) in accrued expenses	(2,785)	(4,821)	(1,696)	2,649
(Increase) decrease in deposits	—	—	931	—

Net cash provided by operating activities	310,956	187,782	353,487	4,729

Investing Activities
Purchases of equipment and leasehold improvements	(4,517)	(8,747)	(4,531)	—

Net cash used by investing activities	(4,517)	(8,747)	(4,531)	—

Financing Activities
Distribution	(301,515)	(175,480)	(341,339)	(14,543)

Net cash provided by financing activities	(301,515)	(175,480)	(341,339)	(14,543)

Net increase (decrease) in cash	4,924	3,555	7,618	(9,813)
Cash beginning of year	37,024	41,948	45,503	53,121

Cash end of year	$41,948	$45,503	$53,121	$43,308

See notes to financial statements

RCC, L.P.

Notes to Financial Statements

December 31, 2004, 2005, and 2006

1)	Organization

The Company formed as a Illinois Limited Partnership in July 1998. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Brooklyn, Illinois.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

RCC, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Commitments

The Company has a lease on the facility with a minimum and additional rent to make total rent 10% of “gross sales”. The future minimum lease commitment as of December 31, 2006 for this lease is as follows:

Year ended
December 31, 2007	$60,000
December 31, 2008	$60,000
December 31, 2009	$60,000
December 31, 2010	$60,000
December 31, 2011	$60,000
Thereafter	$900,000

RCC, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

4)	Related party transactions

The lease (note 3) has been personally guaranteed by the president of the general partner.

The accounts receivable related party is from International Entertainment Consultants, Inc. (“IEC”) that is owned by a Company controlled by the president of the general partner. The assets being held by IEC to repay the accounts receivable consist of cash and accounts receivables from other related parties and employees of related companies. In February of 2007 the entire balance of $122,625 was retired.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

On January 31, 2007, the Company acquired the general partnership interest (1%) and a 87% limited partnership interest in RCC, LP. a Illinois Limited Partnership. The acquisition of RCC, LP. was accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $1,638,409.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Pro Forma Statements of Income

For the three months ended March 31, 2007

	As reported	One Month January 31, 2007 RCC, LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$3,160,258	$63,151	$3,223,409			$3,223,409
Sales of food and merchandise	357,617	198	357,815			357,815
Service revenue	1,738,880	40,607	1,779,487			1,779,487
Other	1,130,641	7,089	1,137,730	a	(16,342)	1,121,388

Total Revenue	6,387,396	111,045	6,498,441			6,482,099

Operating Expenses
Cost of goods sold	883,616	10,637	894,253			894,253
Salaries and wages	1,374,566	39,201	1,413,767	a	(12,530)	1,401,237
Other general and administrative
Taxes and permits	249,645	5,314	254,959			254,959
Charge card and bank fees	65,691	767	66,458			66,458
Rent	539,145	11,396	550,541			550,541
Legal and professional	147,629	2,613	150,242	a	(1,923)	148,319
Advertising and marketing	257,383	4,030	261,413			261,413
Other	1,235,481	21,850	1,257,331	a	(1,889)	1,255,442
Depreciation & amortization	221,745	583	222,328			222,328

Total Operating Expenses	4,974,901	96,391	5,071,292			5,054,950

Income from operations	1,412,495	14,654	1,427,149			1,427,149

Other income (expenses)
Interest expense	(536,672)	—	(536,672)			(536,672)
Interest income	147,789	20	147,809			147,809
Gain on sale of assets	179,189	—	179,189			179,189
Unrealized gain on sale of marketable securities	8,381	—	8,381			8,381

Total Other Income (Expenses)	(201,313)	20	(201,293)			(201,293)

Net income from continuing operations before income taxes	1,211,182	14,674	1,225,856			1,225,856

Income tax expense—current	—	—	—			—
Income tax expense—deferred	150,000	—	150,000			150,000

Total income taxes	150,000	—	150,000			150,000

Minority interest	(33,244)	—	(33,244	) b	(1,761)	(35,005)

Income from continuing operations	1,027,938	14,674	1,042,612			1,040,851

Discontinued operations
Loss from operations of discontinued components	(15,085)	—	(15,085)			(15,085)
Income taxes	—	—	—			—

Loss from discontinued operations	(15,085)	—	(15,085)			(15,085)

Net income	1,012,853	14,674	1,027,527			1,025,766

Preferred stock dividends	—	—	—			—

Net income applicable to common shareholders	$1,012,853	$14,674	$1,027,527			$1,025,766

Income (loss) from continuing operations	$0.07					$0.07
Income (loss) from discontinued operations	$(0.00)					$(0.00)
Preferred stock dividends	$—					$—

Net income (loss) applicable to common shareholders	$0.07					$0.07

Weighted average shares outstanding	14,606,729					14,606,729

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Three Months Ended March 31, 2007

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the intercompany charges related to RCC, LP that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of RCC, LP.

(b)	To include the minority expense for 12% of RCC, LP. not purchased by VCG.

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$926,184			$11,121,489
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,393			1,384,371
Service revenue	3,618,038	311,900	922,522	860,822	559,850			6,273,132
Other	4,701,675	23,760	201,551	911,074	97,186	b	(1,138,127)	4,797,119

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	1,584,613			23,576,111

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	162,372			3,225,755
Salaries and wages	4,730,095	283,773	660,730	458,868	486,441	b	(948,254)	5,671,653
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	61,536			537,605
Charge card and bank fees	228,765	11,267	18,241	17,820	8,505			284,598
Rent	832,240	101,564	194,400	107,860	159,412			1,395,476
Legal and professional	403,220	11,623	50,817	81,532	30,719	b	(72,582)	505,329
Advertising and marketing	471,703	63,549	88,229	124,810	57,860			806,151
Other	2,899,999	186,810	484,156	996,565	256,029	b	(117,291)	4,706,268
Depreciation & amortization	664,399	22,950	53,344	20,285	7,176			768,154

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	1,230,050			17,900,989

Income from operations	3,276,733	101,861	1,185,700	756,265	354,563			5,675,122

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	—	a	(512,500)	(2,024,840)
Interest income	17,638	—	395	253	124			18,410
Gain on sale of assets	44,184		—	7,253	—			51,437
Gain on sale of marketable securities	328	—	—	—	—			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	—			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	124			(1,979,203)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	354,687			3,695,919

Income tax expense—current	—	—		52,245	—	d	191,655	243,900
Income tax expense—deferred	200,000	—	—	—	—	e	121,100	321,100

Total income taxes	200,000	—	—	52,245	—			565,000

Minority interest	(99,324)	—	—	—	—	c	(128,283)	(227,607)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	354,687			2,903,312

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	—			(404,687)
Income taxes	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	—			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	354,687			2,498,625

Preferred stock dividends	(878,843)	—	—	—	—			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$354,687			$1,619,782

Income (loss) from continuing operations	$0.17							$0.29
Income (loss) from discontinued operations	$(0.04)							$(0.04)
Preferred stock dividends	$(0.10)							$(0.09)

Net income (loss) applicable to common shareholders	$0.03							$0.16

Weighted average shares outstanding	9,128,985							10,067,220

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $72,361 and interest for the acquisition of Denver Restaurant Concepts, LP of $440,139.

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399
RCC, LP	332,865

$1,138,127

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$83,027
RCC, LP	45,256

$128,283

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255
RCC, LP	74,400

$191,655

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600

$121,100

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$777,768			$10,074,679
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,882			1,501,989
Service revenue	3,545,049	260,869	940,496	820,961	538,209			6,105,584
Other	5,068,800	41,989	184,662	807,937	84,179	b	(1,129,074)	5,058,493

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	1,402,038			22,740,745

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	130,271			2,923,512
Salaries and wages	5,827,683	262,513	643,531	449,347	505,789	b	(952,056)	6,736,807
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	63,426			455,286
Charge card and bank fees	219,249	7,344	14,269	15,189	7,035			263,086
Rent	865,039	122,327	191,400	109,800	142,656			1,431,222
Legal and professional	576,989	63,639	35,940	117,073	30,245	b	(72,574)	751,312
Advertising and marketing	547,756	70,780	125,539	122,581	57,966			924,622
Other	2,891,441	240,609	461,922	941,260	265,579	b	(104,444)	4,696,367
Depreciation & amortization	639,955	27,830	43,741	19,938	7,782			739,246

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	1,210,749			18,921,460

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	191,289			3,819,285

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	—	a	(512,500)	(1,884,059)
Interest income	68,534	—	290	—	188			69,012
Gain on sale of assets	1,300	—	—	6,604	—			7,904
Gain on sale of marketable securities	1,265	—	—	—	—			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	188			(1,805,878)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	654,663	191,477			2,013,407

Income tax expense—current	—	—	—	—	—	d	166,400	166,400
Income tax expense—deferred	—	—	—	—	—	e	121,100	121,100

Total income taxes	—	—	—	—	—			287,500

Minority interest	(28,969)	—	—	—	—	c	(95,466)	(124,435)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	191,477			1,601,472

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	—			(303,881)
Income taxes	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	—			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	191,477			1,297,591

Preferred stock dividends	(1,685,730)	—	—	—	—			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$191,477			$(388,139)

Income (loss) from continuing operations	$0.09							$0.17
Income (loss) from discontinued operations	$(0.04)							$(0.03)
Preferred stock dividends	$(0.20)							$(0.18)

Net income (loss) applicable to common shareholders	$(0.15)							$(0.04)

Weighted average shares outstanding	8,477,571							9,415,806

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $66,392 and interest for the acquisition of Denver Restaurant Concepts, LP of $446,108.

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897
RCC, LP	334,411

$1,129,074

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$72,489
RCC, LP	22,977

$95,466

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000
RCC, LP	34,400

$166,400

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600

$121,100